                                                                    EXHIBIT 99.1

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

I.  RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                               215,260.34
Available Funds:
  Contract Payments due and received in this period                                            1,380,516.73
  Contract Payments due in prior period(s) and received in this period                           289,369.12
  Contract Payments received in this period for next period                                       72,161.71
  Sales, Use and Property Tax payments received                                                   93,778.86
  Prepayment Amounts related to early termination in this period                                  45,148.14
  Servicer Advance                                                                               138,950.60
  Proceeds received from recoveries on previously Defaulted Contracts                                  0.00
  Transfer from Reserve Account                                                                    2,210.41
  Interest earned on Collection Account                                                            1,321.56
  Interest earned on Affiliated Account                                                               77.82
  Proceeds from repurchase of Contracts per Contribution and
    Servicing Agreement Section 5.03                                                                   0.00
  Amounts paid per Contribution and Servicing Agreement Section 7.01
    (Substituted contract < Predecessor contract)                                                      0.00
  Amounts paid under insurance policies                                                                0.00
  Maintenance, Late Charges and any other amounts                                                      0.00

                                                                                               ------------
Total Available Funds                                                                          2,238,795.29
Less: Amounts to be Retained in Collection Account                                               252,537.09
                                                                                               ------------
AMOUNT TO BE DISTRIBUTED                                                                       1,986,258.20
                                                                                               ============

DISTRIBUTION OF FUNDS:
  1. To Trustee -  Fees                                                                                0.00
  2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                  289,369.12
  3. To Noteholders (For Servicer Report immediately following the Final Additional
      Closing Date)
      a) Class A1 Principal and Interest                                                               0.00
      a) Class A2 Principal (distributed after A1 Note matures) and Interest                           0.00
      a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest            1,391,335.79
      b) Class B Principal and Interest                                                           31,855.60
      c) Class C Principal and Interest                                                           35,996.54
      d) Class D Principal and Interest                                                           36,361.35
      e) Class E Principal and Interest                                                           37,087.37

4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                             0.00
5. To Issuer - Residual Principal and Interest and Reserve Account Distribution
      a) Residual Interest (Provided no Restricting or Amortization Event in effect)               3,517.55
      b) Residual Principal (Provided no Restricting or Amortization Event in effect)             56,197.23
      c) Reserve Account Distribution (Provided no Restricting or Amortization Event
           in effect)                                                                              2,210.41
6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
      Other Amounts                                                                               95,178.24
7. To Servicer, Servicing Fee and other Servicing Compensations                                    7,149.00
                                                                                               ------------
TOTAL FUNDS DISTRIBUTED                                                                        1,986,258.20
                                                                                               ============

End of Period Collection Account Balance {Includes Payments in Advance &
   Restricting Event Funds (if any)}                                                             252,537.09
                                                                                               ============

II RESERVE ACCOUNT

Beginning Balance                                                                                 $2,182,541.24
    - Add Investment Earnings                                                                          2,210.41
    - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                       0.00
    - Less Distribution to Certificate Account                                                         2,210.41
                                                                                                  -------------
End of period balance                                                                             $2,182,541.24
                                                                                                  =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                        $2,182,541.24
                                                                                                  =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                         Pool A                               14,645,987.42
                         Pool B                                2,034,654.02
                                                              -------------
                                                                                                 16,680,641.44

Class A Overdue Interest, if any                                       0.00
Class A Monthly Interest - Pool A                                 70,300.74
Class A Monthly Interest - Pool B                                  9,766.34

Class A Overdue Principal, if any                                      0.00
Class A Monthly Principal - Pool A                             1,074,157.55
Class A Monthly Principal - Pool B                               237,111.16
                                                              -------------
                                                                                                  1,311,268.71
Ending Principal Balance of the Class A Notes
                         Pool A                               13,571,829.87
                         Pool B                                1,797,542.86
                                                              -------------
                                                                                                 -------------
                                                                                                 15,369,372.73
                                                                                                 =============

-------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                   Principal Paid Per $1,000                             Ending Principal
Original Face $190,972,000                 Original Face $190,972,000                            Balance Factor
  $     0.419261                             $       6.866288                                       8.047972%
-------------------------------------------------------------------------------------------------------------------

IV.    CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                         Class A1                                                            0.00
                         Class A2                                                            0.00
                         Class A3                                                   16,680,641.44
                                                                                    -------------
                                                                                                                      16,680,641.44
Class A Monthly Interest
                         Class A1 (Actual Number Days/360)                                   0.00
                         Class A2                                                            0.00
                         Class A3                                                       80,067.08

Class A Monthly Principal
                         Class A1                                                            0.00
                         Class A2                                                            0.00
                         Class A3                                                    1,311,268.71
                                                                                    -------------
                                                                                                                       1,311,268.71
Ending Principal Balance of the Class A Notes
                         Class A1                                                            0.00
                         Class A2                                                            0.00
                         Class A3                                                   15,369,372.73
                                                                                    -------------
                                                                                                                      -------------
                                                                                                                      15,369,372.73
                                                                                                                      =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                              Pool A                                    334,710.49
                              Pool B                                     46,487.04
                                                                        ----------
                                                                                                            381,197.53

Class B Overdue Interest, if any                                              0.00
Class B Monthly Interest - Pool A                                         1,654.03
Class B Monthly Interest - Pool B                                           229.72
Class B Overdue Principal, if any                                             0.00
Class B Monthly Principal - Pool A                                       24,552.17
Class B Monthly Principal - Pool B                                        5,419.68
                                                                        ----------
                                                                                                             29,971.85
Ending Principal Balance of the Class B Notes
                              Pool A                                    310,158.32
                              Pool B                                     41,067.36
                                                                        ----------                          ----------
                                                                                                            351,225.68
                                                                                                            ==========

------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000               Principal Paid Per $1,000                      Ending Principal
Original Face $4,365,000               Original Face $4,365,000                       Balance Factor
     $  0.431558                              $  6.866403                                8.046407%
------------------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                              Pool A                              376,793.32
                              Pool B                               52,383.89
                                                                  ----------
                                                                                                      429,177.21

Class C Overdue Interest, if any                                        0.00
Class C Monthly Interest - Pool A                                   2,000.14
Class C Monthly Interest - Pool B                                     278.07
Class C Overdue Principal, if any                                       0.00
Class C Monthly Principal - Pool A                                 27,621.19
Class C Monthly Principal - Pool B                                  6,097.14
                                                                  ----------
                                                                                                       33,718.33
Ending Principal Balance of the Class C Notes
                              Pool A                              349,172.13
                              Pool B                               46,286.75
                                                                  ----------
                                                                                                      ----------
                                                                                                      395,458.88
                                                                                                      ==========

------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000               Principal Paid Per $1,000                      Ending Principal
Original Face $4,910,955               Original Face $4,910,955                       Balance Factor
     $  0.463904                           $   6.865942                                   8.052586%
------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                  Pool A                                          376,793.32
                  Pool B                                           52,383.89
                                                                  ----------
                                                                                         429,177.21

Class D Overdue Interest, if any                                        0.00
Class D Monthly Interest - Pool A                                   2,320.42
Class D Monthly Interest - Pool B                                     322.60
Class D Overdue Principal, if any                                       0.00
Class D Monthly Principal - Pool A                                 27,621.19
Class D Monthly Principal - Pool B                                  6,097.14
                                                                  ----------
                                                                                          33,718.33
Ending Principal Balance of the Class D Notes
                   Pool A                                         349,172.13
                   Pool B                                          46,286.75
                                                                  ----------             ----------
                                                                                         395,458.88
                                                                                         ==========

------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000               Principal Paid Per $1,000                      Ending Principal
Original Face $4,910,955               Original Face $4,910,955                       Balance Factor
    $  0.538189                            $ 6.865942                                    8.052586%
------------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                    Pool A                                         376,793.32
                    Pool B                                          52,383.89
                                                                  -----------
                                                                                         429,177.21

Class E Overdue Interest, if any                                        0.00
Class E Monthly Interest - Pool A                                   2,957.83
Class E Monthly Interest - Pool B                                     411.21
Class E Overdue Principal, if any                                       0.00
Class E Monthly Principal - Pool A                                 27,621.19
Class E Monthly Principal - Pool B                                  6,097.14
                                                                  ----------
                                                                                          33,718.33
Ending Principal Balance of the Class E Notes
                   Pool A                                         349,172.13
                   Pool B                                          46,286.75
                                                                  ----------             ----------
                                                                                         395,458.88
                                                                                         ==========

------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000               Principal Paid Per $1,000                      Ending Principal
Original Face $4,910,955               Original Face $4,910,955                       Balance Factor
     $  0.686025                             $  6.865942                                 8.052586%
------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                   Pool A                    627,496.02
                   Pool B                     87,132.84
                                             ----------
                                                                   714,628.86

Residual Interest - Pool A                     3,088.72
Residual Interest - Pool B                       428.83
Residual Principal - Pool A                   46,035.32
Residual Principal - Pool B                   10,161.91
                                             ----------
                                                                    56,197.23
Ending Residual Principal Balance
                   Pool A                    581,460.70
                   Pool B                     76,970.93
                                             ----------
                                                                   ----------
                                                                   658,431.63
                                                                   ==========

X.   PAYMENT TO SERVICER

- Collection period Servicer Fee                                               7,149.00
- Servicer Advances reimbursement                                            289,369.12
- Tax, Maintenance, Late Charges, Bank Interest and other amounts             95,178.24
                                                                             ----------
Total amounts due to Servicer                                                391,696.36
                                                                             ==========

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                 16,738,574.04

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                   0.00

        Decline in Aggregate Discounted Contract Balance                                                               1,227,608.63

                                                                                                                      -------------
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                    15,510,965.41
                                                                                                                      =============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments and Servicer Advances                          1,187,111.90

            - Principal portion of Prepayment Amounts                                                  40,496.73

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                   0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                        0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                 0.00

                                                                                                    ------------
                              Total Decline in Aggregate Discounted Contract Balance                1,227,608.63
                                                                                                    ============

POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                  2,325,425.31

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                   0.00

        Decline in Aggregate Discounted Contract Balance                                                                 270,984.18

                                                                                                                      -------------
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                     2,054,441.13
                                                                                                                      =============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments and Servicer Advances                            266,570.47

            - Principal portion of Prepayment Amounts                                                   4,413.71

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                   0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                        0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                 0.00

                                                                                                    ------------
                              Total Decline in Aggregate Discounted Contract Balance                  270,984.18
                                                                                                    ============
                                                                                                                      -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     17,565,406.54
                                                                                                                      =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                      Predecessor
                                                       Discounted               Predecessor            Discounted
Lease #                 Lessee Name                   Present Value               Lease #            Present Value
--------       ------------------------------        ---------------           -------------        ----------------
3330-003       OPEN MRI TEXAS VENTURES, LLC          $    784,197.29              835-503           $     438,611.25
3309-001       OPEN MRI ILLINOIS VENTURES, LLC       $  1,004,239.10              869-501           $     433,977.38
               CASH                                  $     69,086.19               78-501           $     455,634.75
                                                                                  878-502           $     455,364.75
                                                                                 1505-005           $      73,664.45

                                                     ---------------                                ----------------
                                       Totals:       $  1,857,522.58                                $   1,857,252.58

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID
     CONTRACTS                                                                                      $   1,857,252.58
b) ADCB OF POOL A AT CLOSING DATE                                                                   $ 161,410,790.25
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                1.15%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                             YES_____    NO  X

POOL B

                                                                                                     Predecessor
                                                      Discounted               Predecessor            Discounted
Lease #        Lessee Name                           Present Value                Lease #           Present Value
-------------------------------------------          -------------             -----------          --------------
           NONE

                                                     ----------                                     --------------
                                     Totals:         $     0.00                                     $         0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID
    CONTRACTS                                                                                       $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                   $56,843,333.29
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL
     UNLESS RATING AGENCY APPROVES)                                                                           0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                        $  0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                         $  0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $  0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                             YES_____    NO  X

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                                Predecessor
                                                        Discounted          Predecessor         Discounted
Lease #                   Lessee Name                  Present Value          Lease #          Present Value
--------        -------------------------------       ---------------       -----------      ----------------
1097-507        ADVANCED HEALTHCARE RESOURCES         $    159,644.40         1778-001       $      48,984.23
1238-501        WILLIAM F SKINNER, M.D.               $    174,282.67         1777-001       $     325,671.26
1505-005        NYDIC MEDICAL VENTURES VII, LLC       $    171,682.66         1855-001       $     153,223.12
2488-001        HYDRO-TOUCH INC.                      $    110,973.88         1949-001       $      94,307.11
                CASH                                  $      5,602.11

                                                      ---------------                        ----------------
                              Totals:                 $    622,185.72                        $     622,185.72

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                    622,185.72
b) ADCB OF POOL A AT CLOSING DATE                                                            $ 161,410,790.25
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                        0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                             YES_____    NO  X

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                              Predecessor
                                                       Discounted           Predecessor        Discounted
Lease #         Lessee Name                           Present Value           Lease #        Present Value
-------------------------------------                 -------------         -----------      --------------
                  NONE

                                                      -------------                          --------------
                              Totals:                   $    0.00                            $         0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS
     SUBSTITUTED                                                                             $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                            $56,843,333.29
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                       0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                             YES_____    NO  X

                           DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

XV.    POOL PERFORMANCE MEASUREMENTS

1.   AGGREGATE DISCOUNTED CONTRACT BALANCE

Contracts Delinquent > 90 days                                      Total Outstanding Contracts
This Month                             142,142.62                   This Month                       17,565,406.54
1 Month Prior                           11,934.73                   1 Month Prior                    19,063,999.35
2 Months Prior                          15,260.58                   2 Months Prior                   20,721,781.35

Total                                  169,337.93                   Total                            57,351,187.24

a) 3 Month Average                      56,445.98                   b) 3 Month Average               19,117,062.41

c) a/b                                      0.30%

2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                   Yes_____________ No          X

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?         Yes_____________ No          X
     B. An Indenture Event of Default has occurred and is then
        continuing?                                                Yes_____________ No          X

4.   Has a Servicer Event of Default occurred?                     Yes_____________ No          X

5.   Amortization Event Check

     A. Is 1c  > 8% ?                                              Yes_____________ No          X
     B. Bankruptcy, insolvency, reorganization;
        default/violation of any covenant or obligation
        not remedied within 90 days?                               Yes_____________ No          X
     C. As of any Determination date, the sum of all defaulted
        contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                Yes_____________ No          X

6.   Aggregate Discounted Contract Balance at
        Closing Date                                             Balance  $ 218,254,123.54

     DELINQUENT LEASE SUMMARY

Days Past Due                Current Pool Balance                # Leases
-------------                --------------------                --------
   31 - 60                        120,602.05                        18
   61 - 90                         59,650.11                         9
  91 - 180                        142,142.62                         7

Approved By:
Mathew E. Goldenberg
Vice President
Structured Finance and Securitization